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                                  SCHEDULE 14A
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Marriott International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Marriott International, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

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Corporate Headquarters:                                   Mailing Address:
10400 Fernwood Road                                       Marriott Drive
Bethesda, Maryland 20817                                  Washington, D.C. 20058




                          [Marriott Logo appears here]

                     ADDITIONAL MATERIALS TO PROXY STATEMENT

                               -------------------


To our Shareholders:

                                                                  April 25, 2003


      In connection with the 2003 annual meeting of shareholders of Marriott International, Inc. to be held on Friday, May 2, 2003 beginning at 10:30 a.m., we are providing the following information, which supplements Item 3 of our proxy regarding the ratification of an increase of five million shares of the Company's Class A common stock authorized for issuance under the Marriott International, Inc. Employee Stock Purchase Plan.




Securities Authorized for Issuance under Equity Compensation Plans


The following table sets forth information about the Company's compensation plans at January 3, 2003.

                      Equity Compensation Plan Information

                                                           (a)                (b)                      (c)
                                                                                               Number of Securities
                                                   Number of Securities   Weighted-average   Remaining Available for
                                                       to be Issued      Exercise Price of    Future Issuance Under
                                                     Upon Exercise of       Outstanding        Equity Compensation Plans
                                                   Outstanding Options,  Options, Warrants     (Excluding Securities
                  Plan Category                     Warrants and Rights      and Rights       Reflected in Column (a))
-------------------------------------------------- --------------------- ------------------   ------------------------
    Equity compensation plans
       approved by shareholders...................        39,412,991             $29.13             22,680,223(1)

    Equity compensation plans not
       approved by shareholders (2)...............                 0                                         0

    Total ........................................        39,412,991                                22,680,223
                                                          ==========                                ==========

-----------------
(1) Consists of 21,200,455 securities available for issuance under the 2002 Comprehensive Stock and Cash Incentive Plan and 1,479,768 securities available for issuance under the Employee Stock Purchase Plan.
(2) All of the Company's equity compensation plans have been approved by shareholders.



                                                         Very truly yours,

                                                         /s/ DOROTHY M. INGALLS

                                                         Dorothy M. Ingalls
                                                         Secretary